EXHIBIT 99
INVESTOR PRESENTATION OF SUPERIOR BANCORP IN USE BEGINNING NOVEMBER 16, 2006
SUPR - Nasdaq National Market November 2006

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes. Superior Bancorp disclaims any intent or obligation to update "forward looking statements."

Company History 5-year Plan of Value Creation Acquisition Strategy Current Franchise Update Balance Sheet Summary Pro Forma Assessment Presentation Overview

Jan. '05 Overview Assets: $1.3B Offices: 26 (AL: 19; FL:7) Total Depositors: 40,000 Challenges Balance Sheet Funding Credit Quality Earnings Franchise Company History

Focus on growth markets: NE Alabama, Florida Re-engineer balance sheet Seek strategic bank partners Add customers from merger chaos (Wachovia, Regions, RBC Centura) Build bank to $3 billion in total assets Achieve peer bank performance 5-Year Plan of Value Creation

2005: Platform Stabilization: Balance Sheet Cleanup: Staffing Optimization: 2006: Market Expansion: De Novo Growth to $3B: 2007-2008: Profitability Maximization 2009: Shareholder Value Maximization 5-Year Plan: Strategic Chronology Status Done Done Done Done In Process

Alabama Consolidation Two-Pronged Acquisition Strategy: AL Action: Acquired Community Bancshares, Nov. 2006 Assets: $570 million Offices: 16 Rationale: Accelerates the rationalization of current Alabama franchise Accelerates balance sheet transformation Compelling pro forma financial impact Retains capital flexibility

Two-Pronged Acquisition Strategy: FL Action: Acquired Kensington Bankshares, Aug. 2006 Assets: $327 million Offices: 12 Rationale: Opportunity to build $1 billion Florida franchise Expansion into large, affluent and high-growth market Leverages management's extensive Florida and M&A experience Compelling pro forma financial impact Florida Expansion

Alabama Franchise: November 2006 Assets: $1.73B Offices: 37 Depositors: 68,000 8 de novo branches planned 18-office consumer finance company ($35MM outstanding)

Florida Franchise: November 2006 Assets: $669MM Offices:20 Depositors: 23,500 6 de novo branches planned

Summary Balance Sheet January 2005 Total Assets: $1.4B Total Loans: $0.9B Total Deposits: $1.1B Market Cap: $160MM November 2006 Total Assets: $2.4B Total Loans: $1.6B Total Deposits: $1.9B Market Cap: $374MM Notes: Nov 2006 results estimated for post-merger using 9/30/06 data for SUPR, COMB

Notes: Nov 2006 pro forma based on blended SUPR and COMB deposit mix, 9/30/06 Balance Sheet: Deposits $1.1 billion $1.9 billion Customer CD: 42% Brokered CD: 19% Transaction: 39% Customer CD: 48% Brokered CD: 11% Transaction: 41% January 2005 November 2006

Balance Sheet: Loan Summary January 2005 November 2006 Notes: Nov 2006 pro forma based on blended SUPR and COMB loan mix, 9/30/06 $930 million $1.6 billion Consumer: 31% Comm. RE: 50% C&I: 19% C&I: 23% Consumer: 29% Comm. RE: 47%

Sizable operating platform Banking experience of personnel Economies of Northeast Alabama, Florida In-market customer dislocation Two accretive and strategically important deals Summary: Our Pro Forma Assessment

NASDAQ Symbol: SUPR 2